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                                                                   Exhibit 10.42

             SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
                                    AGREEMENT

          THIS SECOND AMENDMENT, dated as of December 31, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among General Electric Capital Corporation, as Agent and Lender ("AGENT"), Inverness Medical Innovations, Inc. ("Innovations"), Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers ("BORROWERS"), the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (collectively, the "LENDERS").

                               W I T N E S S E T H

          WHEREAS, Borrowers have notified Agent that Borrowers and Inverness Medical Canada Inc. - Medicale Inverness Canada Inc. ("IMC") desire that IMC become an European Credit Party to the Credit Agreement and to cease being an Excluded Subsidiary; and

          WHEREAS, Agent and Requisite Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          2.   AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT.

               (a) SECTION 9.10 of the Credit Agreement is hereby amended as of the Effective Date by adding a new sub-paragraph (b) to read as follows and by re-lettering clauses (b) and (c) accordingly:

               "(b)      Without limiting the generality of sub-paragraph (a)
               above, for the purpose of creating a SOLIDARITE ACTIVE in accordance with Article 1541 of the Civil Code of Quebec, between each Lender, taken individually, on the one hand, and the Agent, on the other hand, each Credit Party and each such Lender acknowledge and agree with the Agent that such Lender and the Agent are hereby conferred the legal status of solidary creditors of each Credit Party in respect of all Obligations, present and future, owed by each Credit Party to each such Lender and the Agent (collectively, the "Solidary Claim"). Accordingly, but subject (for the avoidance of doubt) to Article 1542 of the Civil Code of Quebec, each Credit Party is irrevocably bound towards the Agent and each Lender

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               with respect to the amount of the entire Solidary Claim owed by
               it. As a Result of the foregoing, the parties hereto acknowledge that the Agent and each Lender shall at all times have a valid and effective right of action for the entire Solidary Claim of the Agent and such Lender and the right to give full acquittance for it. Accordingly, without limiting the generality of the foregoing, the Agent, as solidary creditor with each Lender, shall at all times have a valid and effective right of action in respect of all Obligations, present and future, owed by each Credit Party to the Agent and to the Lender or any of them and the right to give a full acquittance for same. The parties further agree and acknowledge that the Agent's Liens on the Collateral shall be granted to the Agent, for its own benefit and for the benefit of the Lenders."

               (b) SECTION 9 of the Credit Agreement is hereby amended as of the Effective Date by adding a new SECTION 9.11 to read as follows:

               "9.11     COMPLIANCE WITH FOREIGN LAW. Each Lender hereby
               authorizes Agent on behalf of itself and Lenders to take a Lien upon all of IMC's right, title and interest in, to and under all personal (movable) property and assets, whether now owned or hereafter acquired under the laws of the Province of Quebec, Canada."

          3. AMENDMENT TO ANNEX A OF THE CREDIT AGREEMENT. ANNEX A of the Credit Agreement is hereby amended as of the Effective Date by adding a new paragraph at the end thereof to read as follows:

                         "The term "security interest" shall include a
               hypothec."

          4. REPRESENTATIONS AND WARRANTIES. To induce Agent and Requisite Lenders to enter into this Amendment, the Credit Parties hereby, jointly and severally (solidarily), represent and warrant that:

               (a) The execution, delivery and performance by IMC and each Credit Party of the Loan Documents to which it is or will be a party and the creation of all Liens provided for therein: (i) are within such Person's corporate, company or partnership power; (ii) have been (or will be prior to execution thereof) duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person's charter, bylaws or equivalent constitutive documents or partnership or operating agreement, as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority;
(v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, hypothec, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except those which will have been duly obtained, made or complied with prior to the Effective Date.

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               (b)       This Amendment has been duly executed and delivered by
or on behalf of each of the Credit Parties.

               (c) This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against each of them in accordance with its terms.

               (d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

               (e) No action, claim or proceeding is now pending or, to the knowledge of any Credit Party, threatened against such Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, provincial, municipal or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Credit Party's right or power to enter into or perform any of its obligations under this Amendment, the Credit Agreement and the other Loan Documents to which it is or will be, a party, or the validity or enforceability of this Amendment, the Credit Agreement or any Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to any Credit Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.

               (f) The representations and warranties of IMC and the Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of (i) the Effective Date and (ii) the date IMC becomes a Credit Party (both before and after giving effect thereto), in each case, with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

          5.   NO OTHER AMENDMENTS/WAIVERS. Except as expressly provided herein,
(a) the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          6. OUTSTANDING INDEBTEDNESS; WAIVER OF CLAIMS. Each of the Borrowers and other Credit Parties hereby acknowledges and agrees that as of December 22, 2003, (a) the aggregate outstanding principal amount of the European Revolving Loan is $22,960,000, (b) the aggregate outstanding principal amount of US Revolving Loan is $16,898,797.30, (c) the aggregate outstanding principal amount of the US Term A Loan is $35,075,000, (d) the aggregate outstanding principal amount of the US Term B Loan is $40,000,000, and (e) the aggregate outstanding principal amount of the European Term Loan is $9,900,000, and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other

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Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "CLAIMS"), whether based in contract, tort, delict, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Effective Date, PROVIDED, that no Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to Agent's or any Lender's gross negligence or willful misconduct.

          7. EXPENSES. Borrowers hereby reconfirm their obligations pursuant to SECTION 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          8. EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

               (a) AMENDMENT. Agent shall have received six (6) original signature pages to this Amendment, duly executed and delivered by Agent, Requisite Lenders and each of the Credit Parties.

               (b) JOINDER AGREEMENT. Agent shall have received a joinder agreement, in form and substance satisfactory to Agent, duly executed by IMC pursuant to which, INTER ALIA, IMC joins the Credit Agreement and the other Loan Documents as an European Credit Party thereunder.

               (c) PAYMENT OF EXPENSES. Borrowers shall have paid to Agent all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

               (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties of or on behalf of each of the Credit Parties in this Amendment shall be true and correct on and as of the Effective Date.

          9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          11. LANGUAGE CLAUSE. The undersigned have expressly requested that this agreement and all related documents be drawn up in the English language. A la demande

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expresse des soussignes, cette convention et tout document y afferent ont ete rediges en langue anglaise.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                              BORROWERS


                              WAMPOLE LABORATORIES, INC.
                              INVERNESS MEDICAL (UK) HOLDINGS
                              LIMITED


                              By:  /s/  Anthony J. Bernardo
                                  ---------------------------------------
                              Name: Anthony J. Bernardo
                              Title: Duly Authorized Signatory

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                              AGENT AND LENDERS


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Agent and Lender


                              By: /s/  Illegible
                                  ----------------------------------------------
                                    Duly Authorized Signatory


                              MERRILL LYNCH CAPITAL, a division of
                              Merrill Lynch Business Financial Services Inc., as Co-Syndication Agent, Documentation Agent and Lender


                              By: /s/  Illegible
                                  ----------------------------------------------
                                    Duly Authorized Signatory


                              UBS SECURITIES LLC, as Co-Syndication Agent


                              By: /s/  Illegible
                                  ----------------------------------------------
                                    Duly Authorized Signatory


                              By: /s/ Thomas J.W. Archie, Director
                                  ----------------------------------------------
                                    Duly Authorized Signatory


                              UBS AG, CAYMAN ISLANDS BRANCH, as a Lender


                              By: /s/  Thomas R. Salzano, Director
                                  ----------------------------------------------
                                    Duly Authorized Signatory


                              By: /s/ Joselin Fernandes, Associate Director Banking Products Services, US
                              --------------------------------------------------
                                    Duly Authorized Signatory

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          The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.


                              INVERNESS MEDICAL INNOVATIONS, INC.
                              INVERNESS MEDICAL, INC.
                              UNIPATH DIAGNOSTICS, INC.
                              UNIPATH ONLINE, INC.
                              OSTEX INTERNATIONAL, INC.
                              INVERNESS MEDICAL INTERNATIONAL
                              HOLDING CORP.
                              INVERNESS MEDICAL INTERNATIONAL
                              HOLDING CORP. II
                              UNIPATH LIMITED
                              APPLIED BIOTECH, INC.
                              FOREFRONT DIAGNOSTICS, INC.
                              MORPHEUS ACQUISITION CORP.
                              MORPHEUS ACQUISITION LLC
                              INVERNESS MEDICAL CANADA INC. -
                              MEDICALE INVERNESS CANADA INC.


                              By: /s/  Anthony J. Bernardo
                                  ----------------------------------------------
                              Name: Anthony J. Bernardo
                              Title: Duly Authorized Signatory


                              ORGENICS INTERNATIONAL HOLDINGS BV
                              INVERNESS MEDICAL SWITZERLAND LTD
                              LIAB. CO
                              UNIPATH DIAGNOSTICS GMBH
                              CAMBRIDGE DIAGNOSTICS IRELAND
                              LIMITED
                              PREGYMED GMBH


                              By: /s/  Paul T. Hempel
                                  ----------------------------------------------
                              Name: Paul T. Hempel
                              Title: Duly Authorized Signatory


                              SELFCARE TECHNOLOGY, INC.


                              By: /s/  Duane L. James
                                  ----------------------------------------------
                              Name: Duane L. James
                              Title: Duly Authorized Signatory